UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to

Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 4, 2013

IRONWOOD PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34620	04-3404176
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

301 Binney Street
Cambridge, Massachusetts		02142
(Address of principal		(Zip code)
executive offices)

(617) 621-7722

(Registrant’s telephone number,

including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Please see the disclosure set forth below under “Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant” which is incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On January 4, 2013, Ironwood Pharmaceuticals, Inc. (the “Company”) issued a press release announcing it closed a private placement to institutional investors of $175,000,000 in aggregate principal amount of Linaclotide PhaRMASM 11% Notes due 2024 (the “Notes”).  The Notes were issued by the Company and are governed by an Indenture, dated January 4, 2013 (the “Indenture”), between the Company and U.S. Bank National Association, as trustee (the “Trustee”), which is attached as Exhibit 4.1 to this report and is incorporated herein by reference.  The Notes were issued through a private placement that is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).  The Notes were offered only to persons that are both qualified institutional buyers within the meaning of Rule 144A under the Securities Act and qualified purchasers within the meaning of the Investment Company Act of 1940, as amended, in reliance on Rule 144A or Regulation S under the Securities Act. The offer and sale of the Notes have not and will not be registered under the Securities Act or under any applicable state or foreign securities laws and may not be offered or sold in the United States or to U.S. persons unless an exemption from the registration requirements of the Securities Act is available.  A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Under the terms of the Indenture, the Notes will bear interest at a rate of 11% per annum.  Interest on the Notes will be payable March 15, June 15, September 15 and December 15 of each year (each a “Payment Date”), commencing June 15, 2013.  Principal of the Notes will be payable on Payment Dates from and after March 15, 2014.  The Notes have a final legal maturity date of June 15, 2024 (the “Legal Maturity Date”).  All outstanding principal will be paid at maturity.

After the interest-only period, the Company will make quarterly payments on the Notes equal to the greater of (i) 7.5% of net sales of LINZESS™ (linaclotide) in the United States for the preceding quarter (the “Synthetic Royalty Amount”) and (ii) accrued and unpaid interest on the Notes (the “Required Interest Amount”). Principal on the Notes will be repaid in an amount equal to the Synthetic Royalty Amount minus the Required Interest Amount, when this is a positive number, until the principal has been paid in full.  Given the principal payments on the Notes are based on the Synthetic Royalty Amount, which will vary from quarter to quarter, the Notes may fully be repaid prior to the Legal Maturity Date.

The Notes are secured solely by a security interest in a segregated bank account established to receive the required quarterly payments.  Up to the amount of the required quarterly payments under the Notes, Forest Laboratories, Inc. (“Forest”) will deposit its quarterly true-up payments to the Company related to net sales of LINZESS in the United States pursuant to the Collaboration Agreement between the Company and Forest (the “Collaboration Agreement”) into the segregated bank account.  If the funds deposited by Forest into the segregated bank account are insufficient to make a required payment of interest or principal on a particular Payment Date when such payment of interest or principal is due, the Company is obligated to pay the amounts of such shortfall out of the Company’s general funds as an unsecured recourse obligation.

The Notes may be redeemed at any time prior to maturity, in whole or in part, at the option of the Company.  If the applicable redemption of the Notes occurs prior to January 1, 2014, the Company shall pay a redemption price equal to the greater of (i) the outstanding principal balance of the Notes being redeemed and (ii) the present value, discounted at the rate on U.S. Treasury obligations with a comparable maturity to the remaining expected terms of the Notes being redeemed plus 1.00%, of such principal payment amounts and interest at the rate applicable to the Notes being redeemed on the outstanding principal balance of the Notes being redeemed. If the applicable redemption of the Notes occurs on or after January 1, 2014, the Company shall pay a redemption price equal to the percentage of outstanding principal balance of the Notes being redeemed specified below for the period in which the redemption occurs:

Payment Dates	Redemption Percentage
From and including January 1, 2014 to and including December 31, 2014	112.00%
From and including January 1, 2015 to and including December 31, 2015	105.50%
From and including January 1, 2016 to and including December 31, 2016	102.75%
From and including January 1, 2017 and thereafter	100.00%

The Indenture contains certain covenants around the Company’s obligations with respect to the commercialization of LINZESS and the Collaboration Agreement, as well as customary covenants, including covenants that limit or restrict the Company’s ability to incur certain liens, merge or consolidate or make dispositions of assets.  The Indenture does not limit the Company’s ability to incur indebtedness or to maintain any financial ratios or specific levels of net worth, revenues, income, cash flow or liquidity.  The Indenture specifies a number of events of default (some of which are subject to applicable cure periods), including, among other things, covenant defaults, other non-payment defaults, bankruptcy and insolvency defaults.  Upon the occurrence of an event of default under the Indenture, subject to cure periods in certain circumstances, the Trustee, upon direction of the holders of the Notes that have a majority of the outstanding principal balance of the Notes, may declare all amounts outstanding to be immediately due and payable and may foreclose upon the Company’s assets that comprise the collateral securing the Notes.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, which convey the Company’s current expectations or forecasts of future events.  All statements contained in this report other than statements of historical fact are forward-looking statements.  Forward-looking statements include statements regarding our future financial position, business strategy, budgets, projected costs, plans and objectives of management for future operations. The words “may,” “continue,” “estimate,” “intend,” “plan,” “will,” “believe,” “project,” “expect,” “seek,” “anticipate” and similar expressions may identify forward-looking statements, but the absence of these words does not necessarily mean that a statement is not forward-looking.  Any or all of the Company’s forward-looking statements in this report may turn out to be inaccurate. These forward-looking statements may be affected by inaccurate assumptions or by known or unknown risks and uncertainties, including the risks, uncertainties and assumptions identified under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this report may not occur as contemplated, and actual results could differ materially from those anticipated or implied by the forward-looking statements. You should not unduly rely on these forward-looking statements, which speak only as of the date of this report.  Unless required by law, the Company undertakes no obligation to publicly update or revise any forward-looking statements to reflect new information or future events or otherwise.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

4.1	Indenture, dated as of January 4, 2013, by and between Ironwood Pharmaceuticals, Inc. and U.S. Bank National Association
99.1	Ironwood Pharmaceuticals, Inc. Press Release dated January 4, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRONWOOD PHARMACEUTICALS, INC.

Dated: January 8, 2013	By:	/s/ Halley E. Gilbert
		Name:	Halley E. Gilbert
		Title:	Vice President, Legal Affairs and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture, dated as of January 4, 2013, by and between Ironwood Pharmaceuticals, Inc. and U.S. Bank National Association
99.1	Ironwood Pharmaceuticals, Inc. Press Release dated January 4, 2013